Exhibit 99.2

Conceptual rendering RIOT PLATFORMS Q1 2026 EARNINGS April 30, 2026 NASDAQ: RIOT

2 FORWARD-LOOKING STATEMENT Statements in this presentation that are not statements of historical fact are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions, and are not guarantees of future performance or actual results. Such statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include, but are not limited to: plans to develop data centers; the Company’s data center lease at the Rockdale Site; total lease contract value over the term with and without exercising options and extension; net operating income (“NOI”) of the lease; projected delivery timeline of the site; forecasted demand for energy at the sites; construction plans; forecasted capital expenditures and descriptions thereof; projected energization timelines; and the Company’s other plans, objectives, expectations, and intentions. Words such as “anticipates,” “believes,” “plans,” “expects,” “intends,” “will,” “potential,” “hope,” and similar expressions are intended to identify forward-looking statements; however, forward-looking statements may be made without such signifying expressions. Because such forward-looking statements reflect management’s current expectations, assumptions and estimates of future performance and economic conditions, they are subject to risks and uncertainties that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: risks relating to developing the Company’s power capacity for data center purposes, including construction plans, delays, supply chain issues, permitting or regulatory hurdles, and unforeseen technical challenges; our ability to attract and retain qualified third-party partners and customers; changes in leasing arrangements; risks relating to the financing of new data centers; future economic conditions, performance, or outlooks; future political conditions; the outcome of contingencies; our ability to maximize the value of our full power portfolio; rapidly changing technologies; the number and value of Bitcoin rewards and transaction fees we earn from our ongoing Bitcoin Mining operations; future self-mining hash rate capacity; expected cash flows or capital expenditures; our beliefs or expectations; activities, events or developments that we intend, expect, project, believe, or anticipate will or may occur in the future; unaudited estimates of bitcoin production; risks related to the success, schedule, cost and difficulty of integrating businesses we acquire; and our failure to realize anticipated efficiencies and strategic and financial benefits from our acquisitions. Further information regarding the factors identified by the Company’s management, which they believe may cause actual results to differ materially from those expressed or implied by the forward-looking statements contained in this presentation, may be found in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the risks, uncertainties and other factors discussed under the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” of the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q, and the other filings the Company makes with the SEC, copies of which may be obtained from the SEC’s website, www.sec.gov. In addition to these risks and those identified by the Company’s management and disclosed in the Company’s filings with the SEC, other risks, factors and uncertainties not identified by management, or which management does not presently believe to be material to the Company, its business or prospects, may also materially affect the Company’s actual future results, including in ways adverse to the Company’s business. All forward-looking statements included in this presentation are made only as of the date of this presentation, and the Company disclaims any intention or obligation to update or revise any such forward-looking statements to reflect events or circumstances that subsequently occur, or of which the Company hereafter becomes aware, except as required by law. Persons reading this presentation are cautioned not to place undue reliance on such forward-looking statements. Non-GAAP Financial Measures This presentation includes a forward-looking non-GAAP financial measure, net operating income (NOI), which the Company defines as lease revenue for a specific lease less cost of revenue. Cost of revenue, includes compensation, IT equipment and software, and other costs directly related to the lease. Management uses NOI to assess the projected operating performance of individual leases. The most directly comparable GAAP measure is segment gross profit or loss. NOI has significant limitations as an analytical tool and should not be considered in isolation or as a substitute for GAAP results. In evaluating NOI, you should be aware that future non-reimbursable lease operating expenses may arise that are not currently known. The Company’s presentation of NOI should not be construed as an inference that its future results will be unaffected by unusual or non-recurring items. This measure excludes the impact of capital expenditures, material financial obligations, general and administrative expenses and depreciation and amortization, all of which have real economic effects and could materially affect the Company’s consolidated financial results. Definitions and calculations of NOI may vary among companies, and therefore the Company’s NOI may not be comparable to similar measures published by others. A reconciliation of NOI to operating income is not provided because NOI is only calculated for specific leases. Certain amounts cannot be reasonably estimated without unreasonable efforts because certain reconciling metrics are out of the Company’s control, and such estimates would imply a degree of precision that could be misleading to investors. For more information, please refer to our GAAP financial statements included in our most recent filings with the SEC. Statements in this presentation that are not statements of historical fact are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions, and are not guarantees of future performance or actual results. Such statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include, but are not limited to: plans to develop data centers; the Company’s data center lease at the Rockdale Site; total lease contract value over the term with and without exercising options and extension; net operating income (“NOI”) of the lease; projected delivery timeline of the site; forecasted demand for energy at the sites; construction plans; forecasted capital expenditures and descriptions thereof; projected energization timelines; and the Company’s other plans, objectives, expectations, and intentions. Words such as “anticipates,” “believes,” “plans,” “expects,” “intends,” “will,” “potential,” “hope,” and similar expressions are intended to identify forward-looking statements; however, forward-looking statements may be made without such signifying expressions. Because such forward-looking statements reflect management’s current expectations, assumptions and estimates of future performance and economic conditions, they are subject to risks and uncertainties that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: risks relating to developing the Company’s power capacity for data center purposes, including construction plans, delays, supply chain issues, permitting or regulatory hurdles, and unforeseen technical challenges; our ability to attract and retain qualified third-party partners and customers; changes in leasing arrangements; risks relating to the financing of new data centers; future economic conditions, performance, or outlooks; future political conditions; the outcome of contingencies; our ability to maximize the value of our full power portfolio; rapidly changing technologies; the number and value of Bitcoin rewards and transaction fees we earn from our ongoing Bitcoin Mining operations; future self-mining hash rate capacity; expected cash flows or capital expenditures; our beliefs or expectations; activities, events or developments that we intend, expect, project, believe, or anticipate will or may occur in the future; unaudited estimates of bitcoin production; risks related to the success, schedule, cost and difficulty of integrating businesses we acquire; and our failure to realize anticipated efficiencies and strategic and financial benefits from our acquisitions. Further information regarding the factors identified by the Company’s management, which they believe may cause actual results to differ materially from those expressed or implied by the forward-looking statements contained in this presentation, may be found in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the risks, uncertainties and other factors discussed under the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” of the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q, and the other filings the Company makes with the SEC, copies of which may be obtained from the SEC’s website, www.sec.gov. In addition to these risks and those identified by the Company’s management and disclosed in the Company’s filings with the SEC, other risks, factors and uncertainties not identified by management, or which management does not presently believe to be material to the Company, its business or prospects, may also materially affect the Company’s actual future results, including in ways adverse to the Company’s business. All forward-looking statements included in this presentation are made only as of the date of this presentation, and the Company disclaims any intention or obligation to update or revise any such forward-looking statements to reflect events or circumstances that subsequently occur, or of which the Company hereafter becomes aware, except as required by law. Persons reading this presentation are cautioned not to place undue reliance on such forward-looking statements. Non-GAAP Financial Measures This presentation includes a forward-looking non-GAAP financial measure, net operating income (NOI), which the Company defines as lease revenue for a specific lease less cost of revenue. Cost of revenue, includes compensation, IT equipment and software, and other costs directly related to the lease. Management uses NOI to assess the projected operating performance of individual leases. The most directly comparable GAAP measure is segment gross profit or loss. NOI has significant limitations as an analytical tool and should not be considered in isolation or as a substitute for GAAP results. In evaluating NOI, you should be aware that future non-reimbursable lease operating expenses may arise that are not currently known. The Company’s presentation of NOI should not be construed as an inference that its future results will be unaffected by unusual or non-recurring items. This measure excludes the impact of capital expenditures, material financial obligations, general and administrative expenses and depreciation and amortization, all of which have real economic effects and could materially affect the Company’s consolidated financial results. Definitions and calculations of NOI may vary among companies, and therefore the Company’s NOI may not be comparable to similar measures published by others. A reconciliation of NOI to operating income is not provided because NOI is only calculated for specific leases. Certain amounts cannot be reasonably estimated without unreasonable efforts because certain reconciling metrics are out of the Company’s control, and such estimates would imply a degree of precision that could be misleading to investors. For more information, please refer to our GAAP financial statements included in our most recent filings with the SEC.

TABLE OF CONTENTS S E C T I O N 2 : BUSINESS UPDATE DATA CENTERS S E C T I O N 1 : Q1 2026 KEY HIGHLIGHTS S E C T I O N 5 : POWER PORTFOLIO S E C T I O N 4 : Q1 2026 FINANCIAL UPDATE S E C T I O N 3 : FINANCING UPDATE 3 S E C T I O N 6 : CLOSING REMARKS

Q1 2026 K E Y H I G H L I G H T S S E C T I O N 1 : 4

AMD Expansion Option • 25 MW expansion option exercised, bringing total contracted critical IT capacity to 50 MW with 50 MW of additional capacity remaining on the initial option • Additional 100 MW option (replaces prior AMD ROFR), with total potential capacity of 200 MW for AMD Data Center Design and Development • Enhanced standard design with greater density and modularity to support full market of potential customer requirements • Began development on first core and shell building at Corsicana and advanced on securing long lead items for full buildout • Strengthened in-house data center expertise, with strong leadership in-place AMD Lease Execution • First 5 MW phase delivered on schedule • Remaining 20 MW on track for May 2026 delivery Prudent Financial Management • Funded significant data center infrastructure growth through operating cash flow and disciplined bitcoin sales • Executed all strategic growth initiatives in the quarter without equity dilution KEY ACCOMPLISHMENTS 5

BUSINESS UPDATE D A T A C E N T E R S S E C T I O N 2 : Recent picture of AMD deployment in Building G at Rockdale 6

AMD RELATIONSHIP CONTINUES TO DEEPEN AMD retains options for +150 MW critical IT capacity ROCKDALE SITE Critical IT Capacity 25 MW 25 MW 50 MW Full Deployment 1 May 2026 May 2027 May 2027 Lease Term 10-Year (Three 5-Year Extension Options) 10-Year (Three 5-Year Extension Options) 10-Year (Three 5-Year Extension Options) Total Contract Revenue 2 $311 million $325 million $636 million Total Estimated NOI 3 $250 million $260 million $510 million Capital Expenditures 4 $89.5 million ($3.6 million per MW) $83.2 million ($3.3 million per MW) $172.7 million ($3.5 million per MW) 1. Deployment will be delivered in phases, with the full deployment estimated to be delivered on the listed month. 2. Contract value for deployment over the initial 10-year term. 3. Estimated value for deployment over the initial 10-year term. Calculated as Revenue – Estimated Cost of Revenue. 4. Represents costs of new construction beyond existing infrastructure. 25 MW INITIAL LEASE 25 MW EXPANSION TOTAL LEASE 7

8 AMD | 25MW Initial Capacity AMD | 10MW Phase 3 Expansion AMD | 15MW Phase 4 Expansion AMD +50MW Expansion Option Rockdale AMD Site Plan Initial Capacity On-Schedule for May 2026 Delivery Signed lease with AMD 25 MW Full RFS May 2026 Phase 3: 10 MW Delivered November 2026 Phase 4: 15 MW Delivered May 2027 100 MW Additional Option Replaces Prior ROFR 25 MW 35 MW 50 MW 100 MW 50 MW Expansion Option TODAY 200 MW Building F Building G

Corsicana core & shell development has commenced and is on-schedule Prospective Corsicana data center campus UP TO 756 MW TOTAL IT CAPACITY Planned at Corsicana across 4.5 buildings (168 MW IT Capacity per Building) Conceptual rendering of 168 MW building 1 PHAS E 1 PHASE 3 PHASE 2

S E C T I O N 3 : 10 FINANCING UPDATE Q 1 2 0 2 6

RIOT’S FINANCING PRINCIPLES 11 1234 L I Q U I D I T Y Maximize Current Liquidity A C C E S S Broaden Capital Availability C O S T Lower Cost of Capital D I S C I P L I N E Balance Sheet Management Manage cash and bitcoin to fund initial development costs Leverage tenant credit to access new funding sources Active debt management through market cycles Obtain accretive, lower cost financing as the asset base matures

Lower Cost Refinancing Proceeds Recycled to Fund Higher Return Projects 12 FINANCING LIFECYCLE Deploy balance sheet 1 Obtain project level financing 2 Refinance and redeploy proceeds 3 Cost of Capital Fully Contracted / Stabilized Lease Up / Pre-Leased Land / Greenfield / Brownfield 2 1 3

FINANCIAL UPDATE Q 1 2 0 2 6 S E C T I O N 4 : 13

RIOT PLATFORMS
Q1 2026

BY THE NUMBERS

FINANCIAL METRICS

$167M
Total Revenue
2% increase
Year-over-year

$(500M)
Net Income
Reflects several non-cash charges and mark to market pricing on BTC held

$(1.44)
Diluted EPS
Includes D&A, SBC, unrealized loss on BTC held[1]

$(311M)
Adjusted EBITDA
Adjusted for non-cash and unusual items[2]

POWER STATISTICS

3.0 c/kWh
Net Cost of Power
Represents one of the lowest costs of power in the industry[2]

$21M
Power Credits
Equivalent of $9,977 per BTC mined

2.0GW
Available Total Power Capacity
1,700 MW in Texas and 300 MW in Kentucky

BTC MINING STATISTICS

1,473
BTC Produced
Production of 16.6 BTC per day

15,679
BTC Held
Quarter-end value of $1.1 billion[3]

42.5 EH/s
Hash Rate Deployed
Accounting for ~4.3% of the global network[4]

$44,629
Cost to Mine per Bitcoin
Vertical-integration and power strategy drive low cost to mine[2]

DATA CENTER STATISTICS

5 MW
Exit Critical IT Capacity
End-of-quarter Critical IT available & under contract

$33M
Total Revenue
Reflects RFS of Riot's first data center deployment & fit-out.

91%
Operating Lease Gross Margin

1. Net income per share figure based on diluted shares outstanding.
2. See Appendix slides 28-31 for definitions, terms, and reconciliations.
3. Bitcoin value based on a closing price of $68,233 on March 31, 2026, sourced from Coinbase.
4. 'Global Network Hash Rate' quarter average sourced from Blockchain.com as of March 31, 2026.

14

DATA CENTER | First Quarter of Data Center Revenues 15 • Q1 operating lease gross margin of 91% as AMD initiates operations • 5 MW of capacity delivered on schedule in Q1 and already generating data center revenues • Tenant fit-out services include the procurement and installation of customer-specific equipment, reimbursed by the tenant on a cost-plus basis Revenue Gross Profit Gross Margin $0.9M $0.8M 90.8% Tenant fit-out services $32.2M $1.5M 4.8% Total $33.2M $2.4M 7.2% Operating Lease Revenue (Recurring)

Engineering Capacity Increased to Service Substantial Backlog ($M) 1 Riot Engineering provides significant operational synergies • Total engineering manufacturing capacity expected to increase by 25% in 2026 • Manufactures low and medium voltage switchgear and power distribution centers • Derisksthe delivery of a critical data center component • Servicing and maintenance expertise leads to operational efficiencies • Significant capex savings across Riot Platforms Data center sector represents 90% of current backlog Riot Engineering Provides a Key Competitive Advantage in the Delivery of Critical Data Center Components 1.Engineering Backlog excludes Riot-related backlog 16 $114.9 $118.7 $159.6 $227.0 $193.4 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Strategically holding back capacity for Riot’s own data center growth

POWER PORTFOLIO S E C T I O N 5 : 17

Greenfield & Brownfield Development • Secure and develop land assets with immediate or near-term approved power capacity BUILD INORGANIC • • • • Corsicana 1.0 GW Large-Scale Power Portfolio with Multiple Avenues to Grow Pipeline Further Existing Base 01 Self Generation • Own power production co-located with load GENERATE BEHIND THE METER • • • • 02 ACQUIRE M&A • • • • 03 COLLABORATE STRATEGIC • • • • 04 Acquisitions • Acquire portfolios or organizations with access to power Partnerships • Joint ventures to expand footprint, grow the pipeline, and explore new technologies TEXAS Rockdale 700 MW TEXAS Kentucky 300 MW KENTUCKY Utility power in Riot’s power portfolio 2.0 GW 100+ opportunities evaluated over the last 24 months Multiple deals being actively pursued 18

CLOSING REMARKS S E C T I O N 6 : 19

Key Workstream Resolution has Enabled Focus on Lease Discussions and Development


Q1 2025
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Present
01 Altman Solon Studies to Assess Data Center Development Feasibility
02 Build & Expand Data Center Team
• ONGOING
03 Address Land Ownership Constraints at Rockdale and Corsicana
CORSICANA ADJACENT PARCEL ACQUISITION
ROCKDALE SITE ACQUISITION
04 Complete Basis of Design
COMPLETED INITIAL DESIGN
COMPLETED STANDARD DESIGN
05 Engage Market on Basis of Design
06 Complete Campus Design at Corsicana
07 Commercial-Stage Discussions
AMD LEASE SIGNED
• ONGOING
08 Delivery of Data Center Capacity
AMD PHASE 1 DELIVERED
• ONGOING
COMPLETED WORKSTREAM
ACTIVE WORKSTREAM
COMPLETION MILESTONE

20

Riot Continues to Build
Strong Data Center Capabilities

Data Center Development and Operations

Commercial Sales
- Led by Rhea Williams, SVP AI & Hyperscale Sales
- Demonstrated leasing execution across premier platforms including Oracle, Compass Data Centers, CoreSite, and Digital Realty
- Directly reports to CEO, reinforcing leasing as a core focus & strategic pillar of Riot's growth strategy

Critical Operations
- Battle tested leadership with deep experience running mission-critical environments in hyperscale settings
- Extensive operational track record delivering uptime, reliability, and SLA performance aligned to tenant requirements
- Disciplined operator team supporting long-term asset performance, efficiency, and customer satisfaction

Project Execution
- Proven experience supporting infrastructure delivery at scale with in-house high-voltage and procurement teams
- Accomplished program management leadership experienced in driving cross-functional alignment and execution
- Credible track record of disciplined execution across timelines, capital deployment, and strategic priorities

Design and Construction
- Distinguished design and construction leader with deep technical expertise and broad delivery experience across hyperscale and enterprise data center programs.
- Tested teams delivering multi-gigawatt infrastructure aligned to tenant requirements
- Enduring supply chain and vendor relationships enabling execution at scale

Our Data Center team is supported by Riot's vertically integrated platform including engineering (ESS Metron & E4A), Power,
Corporate Development, and other corporate functions



ADAM BLACK
EVP, Design & Construction

Adam Black is a senior infrastructure executive with 15+ years of experience leading hyperscale and AI data center development across multi-gigawatt platforms. He has led design and construction organizations at TA Digital Group and Google, delivering large-scale infrastructure programs across the U.S. and internationally. At Riot, he leads design and construction, driving execution of scalable, high-performance data center platforms.

Background & Credentials
- Former SVP, Design & Construction at TA Digital Group; prior leadership roles at Google and Meta
- Delivered 1.5 GW+ of hyperscale infrastructure
- Led $10B+ in total capital infrastructure programs across global data center platforms
- 3 GW+ of active development portfolio across hyperscale and AI data center platforms

Areas of Expertise
- Capital Projects
- Data Center Development
- Vendor & Supply Chain Management
- Design Strategy

RIOT

21

Riot has a 1 GW+ Critical IT Leasing Opportunity January 2025 Announced strategic pivot to evaluate potential HPC development at Corsicana June 2025 Begin assembling best in class data center team January 2026 Initial AMD deployment of 5 MW January 2026 Announced Rockdale land acquisition and execution of first data center lease with AMD May 2027 Full AMD deployment of 25 MW April 2026 AMD exercised expansion. +10 MW Nov 2026 +15 MW May 2026 168 MW – First Corsicana Core & Shell for Tier 3 capacity Fully developed portfolio of BTS data centers Total Portfolio NOI Range $1.6-2.1bn 50 MW AMD Expansion Option 100 MW AMD Expansion Option contingent on power availability Exercised Expansion AMD Expansion Option First Corsicana Core & Shell Future Data Center Development 5 MW 30 MW 50 MW 200 MW 368 MW 1.2 GW 22

Q1 2026 DATA OPERATIONAL A P P E N D I X 23

Bitcoin Mining
Increasing Efficiency and Scale of Operations

Metric	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026
Avg. Hash Price ($/PH/s/Day)	$54	$51	$56	$42	$34
Avg. Network Hash Rate[1]	801 EH/s	876 EH/s	948 EH/s	1,071EH/s	994 EH/s
Cost to Mine[2]	$43,808	$48,992	$46,324	$60,619	$44,629
# of BTC produced	1,530	1,426	1,406	1,324	1,473

Ending Hash Rate Capacity / Uptime (%)



33.7 EH/s
35.4 EH/s
36.5 EH/s
38.5 EH/s
42.5 EH/s
88%
87%
86%
89%
90%
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Q1 2026

Ending Hash Rate Capacity

Bitcoin Mining Revenue / Gross Margin – Bitcoin Mining[2] (%)



$142.9
$140.9
$160.8
$131.7
$111.9
53%
50%
59%
39%
41%
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Q1 2026

Bitcoin Mining Revenue ($ million)

1. Sourced from Blockchain.com as of March 31, 2026.
2. See Appendix slides 28-31 for definitions, terms, and reconciliations.
3. Three months ended as of March 31, 2026.



13%
20%
67%

Riot Revenue Breakdown Q1 2026[1]

- Bitcoin Mining
- Data Centers
- Engineering

- Q1 2026 Bitcoin Mining Revenue of $111.9M and Gross Profit – Bitcoin Mining of $46.2M
- Industry leading Bitcoin Mining margins with an Q1 2026 Cost to Mine of $44,629 due to Riot's power strategy driving an all-in cost of power of 3.0c/kWh
- Strong hash rate utilization averaging 90% in Q1 2026, Riot's highest hash rate utilization average on-record

RIOT

24

$49,095 $44,629 $9,806 $14,272 Q1 2026 Total Direct Costs per BTC Q1 2026 Power Credits Per BTC Q1 2026 Net Direct Costs per BTC $56,658 $11,498 $60,619 $7,537 Q4 2025 Total Direct Costs per BTC Q4 2025 Power Credits Per BTC Q4 2025 Net Direct Costs per BTC Q1 2025 vs. Q1 2026 Cost to Mine per BTC Q4 2025 1 1,324 BTC Mined Avg. BTC Price of $99,482 Q1 2026 2 1,473 BTC Mined Avg. BTC Price of $75,964 Power Non-Power 25 1.Three months ended as of December 31, 2025. See Appendix on slides 28-31 for definitions, terms, and reconciliations. 2.Three months ended as of March 31, 2026. See Appendix on slides 28-31 for definitions, terms, and reconciliations. Strong Improvement in Profitability per Bitcoin Demonstrating Operating Efficiency Gains • Average global network hash rate down 7% in Q1 2026 vs Q4 2025 • Global network hash rate avg. 994EH/s in Q1 2026 versus 1,071EH/s in Q4 2025 • ‘Non-Power’ includes direct labor, miner insurance, miner and miner-related equipment repair, land lease, property taxes, network costs and other utilities expenses • Riot’s power strategy generated significant power curtailment credits of $21.0 million in Q1 2026, driving an all-in cost of power of 3.0c/kWh • Equates to $14,272 per BTC for the quarter Non-Power Power

$13.9 $10.6 $19.1 $21.1 $22.2 15% 7% 28% 26% 18% 0% 10% 20% 30% 40% 50% $- $5.0 $10.0 $15.0 $20.0 $25.0 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 • Since the acquisition of ESS Metron in December of 2021, Riot has already realized $23.8M in capex savings alone • Backlog of $193.4M, with 90% of this backlog originating from the data center sector • Q1 2026 backlog impacted by Riot strategically holding back capacity for own data center growth Cumulative Capex Savings to Riot Backlog Revenue / Gross Margin (%) 26 Engineering – A Key Component of Riot’s Vertical Integration Strategy Riot Revenue Breakdown Q1 20261 1. Three months ended as of March 31, 2026. $10.4 $12.4 $23.0 $23.2 $23.8 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 $114.9 $118.7 $159.6 $227.0 $193.4 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 67% 20% 13% Bitcoin Mining Data Centers Engineering

Q1 2026 DATA FINANCIAL A P P E N D I X 27

Definitions, Terms, and Reconciliations (Unaudited)

COST OF POWER

The Company defines Cost of Power as the cost of power directly used in the process of mining Bitcoin, less power curtailment credits, divided by kilowatt ("kWh") hours used

	Three Months Ended				
	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
Total Cost of Power	$ 61,830	$ 62,170	$ 82,370	$ 75,027	$ 72,317
less: Power curtailment credits	(7,801)	(8,313)	(30,634)	(9,981)	(21,023)
Net Cost of Power	$ 54,029	$ 53,857	$ 51,736	$ 65,046	$ 51,294
kWh used	1,340,458,113	1,538,273,540	1,592,798,508	1,669,276,467	1,735,496,392
Cost of Power (c/kWh)	**$ 4.0**	**$ 3.5**	**$ 3.2**	**$ 3.9**	**$ 3.0**

COST TO MINE

The Company defines Cost to Mine as the direct cost to mine one Bitcoin, excluding Bitcoin miner depreciation, as calculated in the table below.

	Three Months Ended				
	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
Cost of power for self-mining operations	$ 61,830	$ 62,170	$ 82,370	$ 75,027	$ 72,317
Other direct cost of revenue for self-mining operations[(1)(2)], excluding Bitcoin miner depreciation	12,988	16,005	13,395	15,226	14,445
Cost of revenue for self-mining operations, excluding Bitcoin miner depreciation	74,818	78,175	95,765	90,253	86,762
Less: power curtailment credits[(3)]	(7,801)	(8,313)	(30,634)	(9,981)	(21,023)
Cost of revenue for self-mining operations, net of power curtailment credits, excluding Bitcoin miner depreciation	67,017	69,862	65,131	80,272	65,739
Bitcoin miner depreciation	57,062	60,252	60,106	60,154	76,086
Cost of revenue for self-mining operations, net of power curtailment credits, including Bitcoin miner depreciation	$ 124,079	$ 130,114	$ 125,237	$ 140,426	$ 141,825
Quantity of Bitcoin mined	1,530	1,426	1,406	1,324	1,473
Production value of one Bitcoin mined[(4)]	$ 93,385	$ 98,800	$ 114,361	$ 99,482	$ 75,964
Cost to mine one Bitcoin, excluding Bitcoin miner depreciation	**$ 43,808**	**$ 48,992**	**$ 46,324**	**$ 60,619**	**$ 44,629**
Cost to mine one Bitcoin, excluding Bitcoin miner depreciation, as a % of production value of one Bitcoin mined	46.9%	49.6%	40.5%	60.9%	58.8%
Cost to mine one Bitcoin, including Bitcoin miner depreciation	$ 81,109	$ 91,244	$ 89,074	$ 106,045	$ 96,283
Cost to mine one Bitcoin, including Bitcoin miner depreciation, as a % of production value of one Bitcoin mined	86.9%	92.4%	77.9%	106.6%	126.7%

1. Other direct cost of revenue includes compensation, insurance, repairs, and ground lease rent and related property tax.
2. Costs to finance the purchase of miners were zero in all periods presented as the miners were paid for with cash from the Company's cash balance. The seller did not provide any financing, nor did the Company borrow from a third-party to purchase the miners.
3. Power curtailment credits are credited against our power invoices as a result of temporarily pausing our operations to participate in ERCOT's Demand Response Service Programs. Our fixed-price power purchase contracts enable us to strategically curtail our mining operations and participate in these programs, which significantly lower our cost to mine bitcoin. These credits are recognized in Power Curtailment Credits on our Consolidated Statement of Operations, outside of cost of revenue.
4. Computed as revenue recognized from bitcoin mined divided by the quantity of bitcoin mined during the same period.

RIOT

28

Definitions, Terms, and Reconciliations (Unaudited)

FULLY COSTED GROSS PROFIT

The Company defines Fully Costed Gross Profit as Revenue less Cost of Revenue less Depreciation and Amortization expense as calculated below.

	Three Months Ended				
Riot Platforms, Inc.:	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
Revenue	$ 161,387	$ 152,988	$ 180,229	$ 152,831	$ 167,219
less Bitcoin Mining Cost of revenue*	(74,818)	(78,175)	(95,765)	(90,253)	(86,762)
less Data Centers Cost of revenue*	-	-	-	-	(30,773)
less Engineering Cost of revenue*	(11,806)	(9,858)	(13,707)	(15,522)	(18,141)
less Other Cost of revenue*	(8,965)	(3,006)	-	-	-
less Depreciation and amortization expense	(77,926)	(83,197)	(82,929)	(102,759)	(97,734)
Fully Costed Gross Profit	**$ (12,128)**	**$ (21,248)**	**$ (12,172)**	**$ (55,703)**	**$ (66,191)**
Bitcoin Mining:					
Bitcoin Mining Revenue	$ 142,859	$ 140,889	$ 160,792	$ 131,736	$ 111,895
less Bitcoin Mining Cost of revenue*	(74,818)	(78,175)	(95,765)	(90,253)	(86,762)
less Depreciation and amortization expense of Bitcoin miners	(57,062)	(60,252)	(60,106)	(60,154)	(76,086)
Fully Costed Gross Profit - Bitcoin Mining	**$ 10,979**	**$ 2,462**	**$ 4,921**	**$ (18,671)**	**$ (50,953)**
Data Centers:					
Data Centers Revenue	$ -	$ -	$ -	$ -	$ 33,150
less Data Centers Cost of revenue*	-	-	-	-	(30,773)
less Depreciation and amortization expense	-	-	-	-	(212)
Fully Costed Gross Profit - Data Centers	**$ -**	**$ -**	**$ -**	**$ -**	**$ 2,165**
Data Centers - Operating Leases:					
Data Centers Operating Lease Revenue	$ -	$ -	$ -	$ -	$ 927
less Data Centers Operating Lease Cost of revenue*	-	-	-	-	(85)
less Depreciation and amortization expense	-	-	-	-	(212)
Fully Costed Gross Profit - Data Centers - Operating Leases	**$ -**	**$ -**	**$ -**	**$ -**	**$ 630**
Data Centers - Tenant Fit-Out Services:					
Data Centers Tenant Fit-Out Services Revenue	$ -	$ -	$ -	$ -	$ 32,222
less Data Centers Tenant Fit-Out Services Cost of revenue*	-	-	-	-	(30,688)
less Depreciation and amortization expense	-	-	-	-	-
Fully Costed Gross Profit - Data Centers - Tenant Fit-Out Services	**$ -**	**$ -**	**$ -**	**$ -**	**$ 1,534**
Engineering:					
Engineering Revenue	$ 13,920	$ 10,576	$ 19,097	$ 21,095	$ 22,174
less Engineering Cost of revenue*	(11,806)	(9,858)	(13,707)	(15,522)	(18,141)
less Depreciation and amortization expense	(1,325)	(1,237)	(1,340)	(1,275)	(1,305)
Fully Costed Gross Profit - Engineering	**$ 789**	**$ (519)**	**$ 4,050**	**$ 4,298**	**$ 2,728**

**excludes depreciation and amortization, which is presented separately*

29

Definitions, Terms, and Reconciliations (Unaudited) 30 GROSS MARGIN The Company defines Gross Margin as Gross Profit (as defined below) divided by Revenue. Gross Margin represents the percentage of profit achieved by operations and is a measure of the level of profitability for direct costs and the revenue received from them. March 31, June 30, September 30, December 31, March 31, Riot Platforms, Inc.: 2025 2025 2025 2025 2026 Gross Profit $ 73,599 $ 70,262 $ 101,391 $ 57,037 $ 52,566 divided by Total Revenue $ 161,387 $ 152,988 $ 180,229 $ 152,831 $ 167,219 Gross Margin 46% 46% 56% 37% 31% Bitcoin Mining: Gross Profit - Bitcoin Mining $ 75,842 $ 71,027 $ 95,661 $ 51,464 $ 46,156 divided by Bitcoin Mining Revenue $ 142,859 $ 140,889 $ 160,792 $ 131,736 $ 111,895 Gross Margin - Bitcoin Mining 53% 50% 59% 39% 41% Data Centers: Gross Profit - Data Centers $ - $ - $ - $ - $ 2,377 divided by Data Centers Revenue $ - $ - $ - $ - $ 33,150 Gross Margin - Data Centers - - - - 7.2% Data Centers - Operating Leases: Gross Profit - Data Centers - Operating Leases $ - $ - $ - $ - $ 842 divided by Data Centers Operating Lease Revenue $ - $ - $ - $ - $ 927 Gross Margin - Data Centers - Operating Leases - - - - 90.8% Data Centers - Tenant Fit-Out Services: Gross Profit - Data Centers - Tenant Fit-Out Services $ - $ - $ - $ - $ 1,534 divided by Data Centers Tenant Fit-Out Services Revenue $ - $ - $ - $ - $ 32,222 Gross Margin - Data Centers - Tenant Fit-Out Services - - - - 4.8% Engineering: Gross Profit - Engineering $ 2,114 $ 718 $ 5,390 $ 5,573 $ 4,033 divided by Engineering Revenue $ 13,920 $ 10,576 $ 19,097 $ 21,095 $ 22,174 Gross Margin - Engineering 15% 7% 28% 26% 18% Three Months Ended

Definitions, Terms, and Reconciliations (Unaudited)

GROSS PROFIT

The Company defines Gross Profit as Fully Costed Gross Profit (as defined below) plus Power curtailment Credits plus Depreciation & Amortization expense.

	Three Months Ended				
	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
Riot Platforms, Inc.:					
Fully Costed Gross Profit	$ (12,128)	$ (21,248)	$ (12,172)	$ (55,703)	$ (66,191)
plus Power Curtailment Credits	7,801	8,313	30,634	9,981	21,023
plus Depreciation and amortization	77,926	83,197	82,929	102,759	97,734
Gross Profit	**$ 73,599**	**$ 70,262**	**$ 101,391**	**$ 57,037**	**$ 52,566**
Bitcoin Mining:					
Fully Costed Gross Profit	$ 10,979	$ 2,462	$ 4,921	$ (18,671)	$ (50,953)
plus Power Curtailment Credits	7,801	8,313	30,634	9,981	21,023
plus Depreciation and amortization expense of Bitcoin miners	57,062	60,252	60,106	60,154	76,086
Gross Profit - Bitcoin Mining	**$ 75,842**	**$ 71,027**	**$ 95,661**	**$ 51,464**	**$ 46,156**
Data Centers:					
Fully Costed Gross Profit	$ -	$ -	$ -	$ -	$ 2,165
plus Depreciation and amortization expense	-	-	-	-	212
Gross Profit - Data Centers	**$ -**	**$ -**	**$ -**	**$ -**	**$ 2,377**
Data Centers - Operating Leases:					
Fully Costed Gross Profit	$ -	$ -	$ -	$ -	$ 630
plus Depreciation and amortization expense	-	-	-	-	212
Gross Profit - Data Centers - Operating Leases	**$ -**	**$ -**	**$ -**	**$ -**	**$ 842**
Data Centers - Tenant Fit-Out Services:					
Fully Costed Gross Profit	$ -	$ -	$ -	$ -	$ 1,534
plus Depreciation and amortization expense	-	-	-	-	-
Gross Profit - Data Centers - Tenant Fit-Out Services	**$ -**	**$ -**	**$ -**	**$ -**	**$ 1,534**
Engineering:					
Fully Costed Gross Profit	$ 789	$ (519)	$ 4,050	$ 4,298	$ 2,728
plus Depreciation and amortization	1,325	1,237	1,340	1,275	1,305
Gross Profit - Engineering	**$ 2,114**	**$ 718**	**$ 5,390**	**$ 5,573**	**$ 4,033**

RIOT

31

Q1 2026 Statement of Operations (Unaudited) 32

Q1 2026 Balance Sheet (Unaudited) 33

Non-GAAP Adjusted EBITDA (Unaudited) 34 * Indicates Non-GAAP measure. We use Adjusted EBITDA to eliminate the effects of certain non-cash and/or non-recurring items, that do not reflect our ongoing strategic business operations. Adjusted EBITDA is provided in addition to, and not as a substitute for, or as superior to, the comparable GAAP measure, Net Income. For a full reconciliation of the Non-GAAP measures we use to their comparable GAAP measures, see the discussion under the heading “Non-GAAP Measures”, under Item 2, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our March 31, 2025, Form 10-Q.

Miner Fleet Upgrades & Growth in Kentucky Drive Targeted Hash Rate Growth


Historical
3.1 EH/s
9.7 EH/s
12.4 EH/s
31.5 EH/s
38.5 EH/s
42.5 EH/s
42.5 EH/s
43.0 EH/s
45.0 EH/s
2021A
2022A
2023A
2024A
2025A
Q1 2026A
Q2 2026E
Q3 2026E
Q4 2026E

RIOT

35

Riot Currently Trades Among the Lowest EV / MW Multiples in the Sector $8.3 $7.9 $6.5 $5.5 $5.2 $5.2 $2.6 $2.4 $2.2 $2.0 Riot Signed Data Center Leases No Signed Data Center Leases EV / 2027 Available MW ($M) 1,2 1. Sourced from FactSet as of April 28, 2026. Cash & Cash Equivalents, LT Debt, and BTC value used in calculation as of December 31, 2025. 2. Sourced from company filings, company presentations, press releases, management commentary, and S&P-451 Data Center Knowledge Base (DCKB). Includes only power capacity that is currently operational and under construction in North America. 36